UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):

February 17, 2011

THE GAP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(650) 952-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 17, 2011, the Board of Directors of The Gap, Inc. (the “Company”) amended Article III, Section 2(a) of the Company’s bylaws (as amended, the “Bylaws”) to implement majority voting for the election of directors in uncontested elections. In contested elections where the number of nominees exceeds the number of directors to be elected, the vote standard will continue to be a plurality of votes cast. A copy of the Bylaws is filed herewith as Exhibit 3(ii).

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

3(ii)	Bylaws of The Gap, Inc. (effective February 17, 2011)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC. (Registrant)

Date: February 18, 2011	By:	/s/ Michelle A. Banks
Michelle A. Banks
Senior Vice President, General Counsel,
Corporate Secretary and Chief Compliance Officer

EXHIBIT INDEX

Exhibit Number	Description

3(ii)	Bylaws of The Gap, Inc. (effective February 17, 2011)